Exhibit 99.1

Stock Building Supply Holdings, Inc. and Building Materials Holding Corporation Announce Merger Creating Premier Building Materials Distribution Services and Solutions Company

Complementary Businesses Will Create Stronger, More Efficient Competitor Able to Accelerate Profitable Growth

Combination Enhances Geographic Reach in Key Growth Markets Across the United States and Expands Product and Service Offerings

Transaction Expected to Result in Annual Synergies of $30 to $40 Million and to Be Accretive to Stock Building Supply’s Earnings per Share in the First Year Following Closing

RALEIGH, NC and ATLANTA, GA, June 3, 2015 – Stock Building Supply Holdings, Inc. (NASDAQ: STCK) (“Stock Building Supply”) and Building Materials Holding Corporation (“BMC”), two leading building materials and solutions providers to professional contractors, today announced the signing of a definitive merger agreement under which the two companies will combine in an all-stock transaction. The combined company is expected to have an implied pro forma enterprise value of $1.5 billion based on Stock Building Supply’s closing price on June 2nd.

The transaction will create a premier provider of lumber, diversified building products and construction services with over $2.7 billion in pro forma 2014 revenues and enhanced product and service offerings. The combined company will have expanded geographic reach in attractive, fast-growing regions across the United States, innovative technology capabilities and deep industry expertise to drive profitable growth and provide leading customer service.

Among the numerous benefits the combined company is expected to bring to all stakeholders include:

•	An enhanced growth, margin and return profile.

•	A strong balance sheet and significant cash flow to support long-term strategic growth in a highly fragmented industry.

•	Significant and achievable synergy potential rising to $30 - $40 million annually within two years.

•	An expanded footprint from 21 to 42 metropolitan areas, principally in the fast-growing South and West regions.

•	A shared deep commitment to providing solutions to customers while delivering a broad range of quality products and services.

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•	Projected accretion to Stock Building Supply’s earnings per share in the first full year following close of the transaction.

“We expect this compelling strategic merger will provide significant benefits for customers, shareholders, suppliers and associates of both companies,” said Jeff Rea, President and Chief Executive Officer of Stock Building Supply. “The continuing recovery of the U.S. housing market is expected to generate strong demand for building materials, services and solutions, and together we believe BMC and Stock Building Supply are better positioned to capitalize on this opportunity. Upon close of this transaction, I look forward to continuing on our board to support the combined company and have great faith in the combined leadership team’s ability to create significant shareholder value by accelerating the implementation of our common strategies.”

Peter Alexander, BMC’s Chief Executive Officer, said, “We are very pleased to be uniting two leading companies with complementary strategies, products and services; a shared commitment to superior customer experiences; strong internal performance-based cultures and operations in high-demand geographies. The combination of our two highly complementary platforms will enhance our ability to provide customers with best-in-class products and services across an expanded geographic footprint. We have great respect for what the team at Stock Building Supply has accomplished and upon close of this transaction, I look forward to leading the combined team as we enter the next exciting phase of our transition and the ability to fund our growth.”

Transaction Terms

Under the terms of the agreement, which has been unanimously approved by the Board of Directors of both companies, BMC shareholders will receive 0.5231 newly issued Stock Building Supply shares for each BMC share. Upon the closing of the transaction, BMC shareholders will own approximately 60% of the merged entity, with Stock Building Supply shareholders owning approximately 40%. The transaction is structured to be tax-free to the shareholders of both companies, and is expected to close in the fourth quarter of 2015, subject to approval by both Stock Building Supply and BMC shareholders and typical regulatory clearances.

Funds affiliated with Davidson Kempner Capital Management LP, Ravenswood Investment Management and MFP Partners, L.P., which collectively own approximately 52% of BMC’s outstanding common stock, and funds affiliated with Gores, Stock Building Supply’s largest shareholder, which own approximately 38% of Stock Building Supply’s outstanding common stock, have each agreed to vote in favor of and fully support the transaction.

Proven Leadership Team

Upon closing of the transaction, BMC Chief Executive Officer Peter Alexander will serve as Chief Executive Officer of the combined company and will be a member of the Board of

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Directors. Jeff Rea, the current Stock Building Supply President and Chief Executive Officer, will remain a member of the Board of Directors of the company. The new leadership team is expected to include representatives of both companies, with current Stock Building Supply Executive Vice President and Chief Financial Officer Jim Major assuming the role of Chief Financial Officer, Stock Building Supply Executive Vice President and Chief Operating Officer Bryan Yeazel assuming the position of Chief Administrative Officer and General Counsel and current BMC Chief Integration Leader Tony Genito leading the integration of the two businesses. In addition to Mr. Alexander and Mr. Rea, the remainder of the combined company’s Board of Directors will be comprised wholly of independent directors, including representatives from each company’s current board. The combined company will be headquartered in Atlanta, GA and will have its main operating center in Raleigh, NC and plans to continue to operate under both the Stock Building Supply and BMC names in their respective local markets.

Mr. Alexander possesses 21 years of experience in the distribution industry. He joined BMC as a director in January 2010 and subsequently was appointed Chief Executive Officer in August 2010. He has led BMC as it has grown into one of the industry-leading providers of residential building products and construction services in fast-growing regions throughout the U.S. Prior to BMC, Mr. Alexander served as President and Chief Executive Officer at ORCO Construction Distribution. He previously served in leadership roles at several companies in the technology, retail/distribution and service industries, including GE Capital, ComputerLand (now Vanstar), Premiere Global Services and Coast to Coast Hardware.

Strategic Benefits

The transaction is expected to result in a combined company that is better positioned to accelerate its growth and deliver significant value to all stakeholders as it continues to accelerate both Stock Building Supply’s and BMC’s existing strategies of capitalizing on expansion opportunities in a fragmented building materials market to strengthen its long-term growth position.

BMC and Stock Building Supply both possess complementary product and service offerings, similar operating principles and a customer service focus that will enable a smooth and efficient integration. The combined company will have a strong position in growth markets across 17 states. Together, the companies will also provide a comprehensive portfolio of building materials, including millwork and structural frame manufacturing capabilities, consultative showrooms and value-added installation management that supports customers’ needs for turnkey solutions. Additionally, BMC’s businesses will provide expanded opportunity to introduce Stock Building Supply’s industry-leading eBusiness platform.

Customers of BMC and Stock Building Supply will continue to experience the same proactive, high-touch service and quality product offerings they have come to rely upon, while receiving the benefits of an expanded product line and stronger technology platform. In addition, the

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combined company plans to continue to focus on building a high performance, teamwork-driven culture that will offer increased opportunities to its employees as the company accelerates its growth trajectory.

Financing

In connection with the transaction, Stock Building Supply and BMC have received a joint commitment from Wells Fargo Bank, N.A. and Goldman Sachs Bank USA, contingent upon the closing of the transaction, to consolidate and upsize existing revolving Asset Based Loan facilities to $450 million for use by the combined company. Available funds will be used to refinance outstanding balances under the current revolving credit facilities, support up to $75 million in letters of credit, and fund transaction costs, general corporate purposes and working capital. Additionally, $250 million of existing BMC Senior Secured Notes maturing in 2018 are expected to remain outstanding. The closing of the transaction is not subject to financing conditions.

Advisors

Barclays Capital Inc. is serving as financial advisor to Stock Building Supply, with Hunton & Williams LLP serving as legal counsel. Goldman, Sachs & Co. is serving as financial advisor and Kirkland & Ellis LLP is serving as legal counsel to BMC.

Conference Call

Stock Building Supply and BMC will host a conference call today, June 3, 2015 at 9:00 a.m. (Eastern Time) and will simultaneously broadcast it live over the Internet. The conference call can be accessed by dialing 1-877-407-0784 (domestic) or 1-201-689-8560 (international). An investor presentation, to be reviewed during the conference call, can be accessed via Stock Building Supply’s investor relations website at ir.stocksupply.com. A telephonic replay of the conference call will be available immediately after the call and can be accessed by dialing 1-877-870-5176, or for international callers, 1-858-384-5517. The passcode for the live call and the replay is 13611438. The live webcast and archived replay can be accessed on Stock Building Supply’s investor relations website at ir.stocksupply.com. The online archive of the webcast will be available for approximately 90 days.

About Stock Building Supply

Stock Building Supply operates in 21 metropolitan areas in 14 states primarily in the South and West regions of the United States (as defined by the U.S. Census Bureau). Today, we serve our customers from 68 strategically located facilities. We offer a broad range of products, including lumber and lumber sheet goods, millwork, doors, flooring, windows, structural components, engineered wood products, trusses, wall panels and other exterior products. Our customer base includes production homebuilders, custom homebuilders and remodeling contractors.

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About BMC

BMC, headquartered in Atlanta, Georgia, is a leading provider of residential building products and construction services to professional builders and contractors in the Western United States, Texas and North Carolina. The company has 38 lumber yards, 18 truss manufacturing facilities, 23 millwork operations and 3 Design Centers in 11 of the top 25 single-family construction markets.

Forward-Looking Statements

This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “may,” “might,” “predict,” “future,” “seek to,” “assume,” “goal,” “objective,” “continue,” “will,” “could,” “should,” “would,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “prospects,” “potential” and “forecast,” or the negative of such terms and other words, terms and phrases of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. Stock Building Supply cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed merger involving BMC and Stock Building Supply, including future financial and operating results, Stock Building Supply’s or BMC’s plans, objectives, expectations and intentions, the expected timing of completion of the transaction, and other statements that are not historical facts. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include risks and uncertainties relating to: the ability to obtain the requisite BMC and Stock Building Supply shareholder approvals; the risk that Stock Building Supply or BMC may be unable to obtain governmental and regulatory approvals required for the merger, or required governmental and regulatory approvals may delay the merger or result in the imposition of conditions that could cause the parties to abandon the merger; the risk that a condition to closing of the merger may not be satisfied; the timing to consummate the proposed merger; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on merger-related issues; general worldwide economic conditions and related uncertainties; the effect of changes in governmental regulations; and other factors discussed or referred to in the “Risk Factors” section of Stock Building Supply’s most recent Annual Report on Form 10-K filed with the Securities and

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Exchange Commission (“SEC”) on March 2, 2015, and our subsequent filings with the SEC. These risk factors, as well as other risks associated with the merger, will be more fully discussed in the Registration Statement and the Proxy /Consent Solicitation Statement/Prospectus (as defined below). All such factors are difficult to predict and are beyond Stock Building Supply and BMC’s control. All forward-looking statements attributable to Stock Building Supply or persons acting on Stock Building Supply’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and Stock Building Supply and BMC undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

No Offer or Solicitation

The information in this communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

The proposed transaction involving Stock Building Supply and BMC will be submitted to the respective stockholders of Stock Building Supply and BMC for their consideration. In connection with the merger and special meeting of Stock Building Supply’s stockholders, Stock Building Supply expects to file with the SEC a registration statement on Form S-4 (the “Registration Statement”) that will include a proxy statement/consent solicitation/prospectus (the “Proxy/Consent Solicitation Statement/Prospectus”). The definitive Registration Statement and the Proxy/Consent Solicitation Statement/Prospectus will contain important information about the merger, the merger agreement and related matters. This communication may be deemed to be solicitation material in respect of the proposed transaction between BMC and Stock Building Supply. This communication is not a substitute for the Registration Statement, Proxy/Consent Solicitation/Prospectus or any other documents that Stock Building Supply or BMC may file with the SEC or send to shareholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF STOCK BUILDING SUPPLY AND BMC ARE URGED AND ADVISED TO READ THE REGISTRATION STATEMENT AND THE PROXY/CONSENT SOLICITATION STATEMENT/PROSPECTUS CAREFULLY WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC AND ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The Registration Statement, the Proxy /Consent Solicitation Statement/Prospectus and any other documents filed or furnished by Stock Building Supply with the SEC may be obtained free of charge at the SEC’s website (www.sec.gov). The

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Registration Statement, the Proxy/Consent Solicitation Statement/Prospectus and other relevant documents will also be available to security holders, without charge, from Stock Building Supply by going to its investor relations page on its corporate website at http://ir.stocksupply.com or from BMC by directing a request to Paul Street, Corporate Secretary of BMC, via email or telephone (paul.street@buildwithbmc.com, (208) 331-4300.

Participants in the Merger Solicitation

Stock Building Supply, BMC, their respective directors and certain of their executive officers and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Stock Building Supply is set forth in the proxy statement for Stock Building Supply’s 2015 Annual Meeting of Stockholders, which was filed with the SEC on April 30, 2015. Information about the directors and executive officers of BMC and more detailed information regarding the identity of all potential participants, and their direct and indirect interests, by security holdings or otherwise, will be set forth in the Registration Statement and the Proxy/Consent Solicitation Statement/Prospectus. Investors may obtain additional information regarding the interests of such participants by reading the Registration Statement and the Proxy/Consent Solicitation Statement/Prospectus when they become available. You may obtain a free copy of the proxy statement for Stock Building Supply’s 2015 Annual Meeting of Stockholders by going to its investor relations page on its corporate website at http://ir.stocksupply.com. You may obtain free copies of the Registration Statement, the Proxy/Consent Solicitation Statement/Prospectus and other relevant documents as described in the preceding paragraph.

Contacts

Stock Building Supply:

Investor Relations

Mark Necaise, Stock Building Supply

(919) 431-1021

Media Relations

Tom Johnson / Dana Gorman / Kate Schneiderman, The Abernathy MacGregor Group

(212) 371-5999

BMC:

Investor Relations

Paul Street, BMC

(208) 331-4381

Media Relations

Michael Freitag / Sharon Stern / Leigh Parrish

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449

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